Exhibit 24.1

                                POWER OF ATTORNEY
                                -----------------

     Each of the undersigned hereby constitutes and appoints DONALD A. WRIGHT and NICK A. GERDE, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, and any other instruments or documents that said attorneys-in-fact and agents may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended ("Securities Act"), and any requirements of the Commission in respect thereof, and to file the same, with all exhibits thereto, with the Commission, in connection with the registration under the Securities Act, of shares of the Company's Common Stock issuable pursuant to the Company's 1997 Employee Stock Purchase Plan, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


         Signature                                     Title

/s/ DONALD A. WRIGHT
-----------------------------          Chief Executive Officer, President and
Donald A. Wright                       Director (Principal Executive Officer)


/s/ NICK A. GERDE
-----------------------------          Vice President Finance, Chief Financial
Nick A. Gerde                          Officer and Treasurer (Principal
                                       Financial and Accounting Officer)

/s/ ALLEN W. DAHL
-----------------------------          Director
Allen W. Dahl, M.D.


/s/ URS DIEBOLD
-----------------------------          Director
Dr. Urs Diebold


/s/ WERNER HAFELFINGER
-----------------------------          Director
Werner Hafelfinger


/s/ DALE L. RASMUSSEN
-----------------------------          Director
Dale L. Rasmussen


/s/ WILLIAM A. WHEELER
-----------------------------          Director
William A. Wheeler